SECOND AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 4, 2008 (this “Amendment No.2”), to the Existing Credit Agreement (such capitalized terms and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in, Article I below) is among FERRO CORPORATION, an Ohio corporation (“Company”), each Lender party hereto, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Term Loan Administrative Agent, and NATIONAL CITY BANK (“National City”), as Revolving Loan Administrative Agent.

W I T N E S S E T H:

WHEREAS, the Company, the Lenders, the Term Loan Administrative Agent and the Revolving Loan Administrative Agent are all parties to the Amended and Restated Credit Agreement, dated as of June 8, 2007, as amended by the First Amendment to Amended and Restated Credit Agreement and First Amendment to Pledge and Security Agreement, dated as of December 17, 2007 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, the Company has requested that the Lenders amend certain provisions of the Existing Credit Agreement, and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to the amendments set forth below;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms when used in this Amendment No. 2 shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendment No. 2” is defined in the preamble.

“Amendment No. 2 Effective Date” is defined in Article III.

“Company” is defined in the preamble.

“Existing Credit Agreement” is defined in the first recital.

“National City” is defined in the preamble.

SECTION 1.2. Other Definitions. Capitalized terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment No. 2 with such meanings.

ARTICLE II

AMENDMENT TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment No. 2 Effective Date, the provision of the Existing Credit Agreement referred to below is hereby amended in accordance with this Article II.

SECTION 2.1. Amendment to Section 7.1.7. Clause (b) of Section 7.1.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

“(b) in the case of the Revolving Loans, for working capital and general corporate purposes of the Borrowers and the Subsidiary Guarantors, including Capital Expenditures and Permitted Acquisitions by such Persons, and including the repayment of outstanding Indebtedness, including Indebtedness under the Indentures; and”.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

This Amendment No. 2 shall become effective on the date first written above (the “Amendment No. 2 Effective Date”) when the following conditions have been met:

SECTION 3.1. Execution of Amendment No. 2. The Administrative Agents shall have received counterparts of this Amendment No. 2, which shall have been duly executed on behalf of each of the Company and the Required Lenders.

SECTION 3.2. Expenses and Fees. The Company shall have paid all legal fees and expenses incurred by the Administrative Agents and their respective counsel in connection with the preparation, negotiation and execution of this Amendment No. 2.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1. Representations and Warranties. The Company hereby represents and warrants that (a) on and as of the date hereof and after giving effect to the amendments contained herein, the representations and warranties set forth in each Loan Document are, in each case, true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and (b)  no Default shall have occurred and is continuing on and as of the date hereof and after giving effect to the amendments contained herein.

SECTION 4.2. Cross-References. References in this Amendment No. 2 to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment No. 2.

SECTION 4.3. Loan Document Pursuant to Existing Credit Agreement. This Amendment No. 2 is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article X thereof.

SECTION 4.4. Successors and Assigns. This Amendment No. 2 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.5. Counterparts. This Amendment No. 2 may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 2 by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment No. 2.

SECTION 4.6. Governing Law. THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 4.7. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of the Company or any other Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 2 as of the date first above written.

COMPANY	FERRO CORPORATION
By:

Name:

Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,

as the Term Loan Administrative Agent

and as a Lender

By:

Name:

Title:

By:

Name:

Title:

NATIONAL CITY BANK,

as Revolving Loan Administrative Agent

and as a Lender

By:

Name:

Title:

[     ],

as a Lender

By:

Name:

Title: